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                                PROMISSORY NOTE



$500,000.00                                                     Atlanta, Georgia

                                                              September 15, 1996


          FOR VALUE RECEIVED, Ablest Service Corp., a Delaware corporation ("Ablest"), hereby promises to pay Tech Resource, Inc., a Georgia corporation, or permitted assigns Britt D. Ehrhardt or his estate ("Holder"), the sum of Five Hundred Thousand Dollars ($500,000), with interest at the rate of eight percent (8%) per annum.

          If Ablest has completed an initial public offering ("IPO") of its common stock on or before the first anniversary of the date hereof, the principal of this Note shall be paid in shares of such common stock of Ablest, which shares will be delivered no later than ten business days after the closing date of such IPO and will be equal in number to the principal hereof divided by the price at which shares of such common stock were first offered to the public as provided in the final prospectus for the IPO (the "IPO Price"). If Ablest has not completed such offering on or before the first anniversary of the date hereof, the principal of this Note shall be paid in cash on such anniversary plus a premium of $25,000.

          The interest on this Note shall be paid in cash at the time the principal hereof is paid.

          This Note is issued pursuant to that certain Asset Purchase Agreement dated the date hereof between Ablest, Britt D. Ehrhardt, and Payee.

          Ablest covenants and agrees that all shares delivered upon payment of this Note (the "Shares") shall, upon delivery, be duly and validly authorized and issued, fully paid and nonassessable, and free from all liens and charges (except securities laws restrictions).

          Ablest shall not be required to issue any fraction of a share upon payment of this Note. If any fractional interest in a share would otherwise be deliverable under this Note, Ablest shall make an adjustment therefor in cash equal to such fraction multiplied by the IPO Price.

          Ablest shall pay all transactional taxes and charges attributable to the issuance or delivery of the Shares hereunder.

          The entire unpaid balance of the principal of and all interest accrued and unpaid on this Note shall, at the election of the Holder, be and become immediately due and payable in cash




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upon occurrence of any failure by Ablest to issue and deliver the Shares as provided herein.

          No failure or delay of the Holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. The failure of the Holder of this Note to give notice of any failure or breach of Ablest under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

          Should this Note, or any part of the indebtedness evidenced hereby, be collected by or through an attorney-at-law, Holder shall be entitled to collect reasonable attorney's fees and all other reasonable costs and expenses of collection from Ablest.

          TIME IS OF THE ESSENCE OF THIS NOTE. ABLEST HEREBY WAIVES PRESENTMENT FOR PAYMENT, DEMAND FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR AND NOTICE OF NONPAYMENT HEREOF.

          In no event, whether by acceleration of the maturity of the indebtedness evidenced by this Note or otherwise, shall the amount of interest due or payable hereunder exceed the maximum rate of interest that may be paid under applicable law; and, in the event of any such payment inadvertently paid by Ablest such excess sum shall be, at Ablest's option, returned to Ablest forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Ablest not pay or contract to pay, and Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid under applicable law.

          This Note may be transferred on the books of Ablest by Tech Resource or by its attorney duly authorized in writing only to Britt D. Ehrhardt or his estate and only by delivery to Ablest of a duly executed Assignment substantially in the form attached hereto as Exhibit A. Ablest shall be entitled to treat any Holder of record of the Note as the Holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Georgia.



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          The laws of the State of Georgia shall govern all terms and conditions of this Note.

                                 ABLEST SERVICE CORP.



                                 By: /s/ W. David Foster
                                    ----------------------------------
                                    W. David Foster, President

                              Attest: /s/ John L. Rowley
                                    ----------------------------------
                                     John L. Rowley, Assistant Secretary


                                 (Corporate Seal)




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                                   EXHIBIT A

                                   ASSIGNMENT


                 FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY ASSIGNS TO BRITT D. EHRHARDT (OR HIS ESTATE) THE WITHIN NOTE OF ABLEST SERVICE CORP., AND HEREBY IRREVOCABLY APPOINTS _________________, ATTORNEY, TO TRANSFER SAID NOTE ON THE BOOKS OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

                 IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS ASSIGNMENT ON THIS _____ DAY OF _____________, 199__.




                      -----------------------------------

WITNESS:



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